Exhibit 10.1


                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


     THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 19, 2006, among SILGAN HOLDINGS INC., a Delaware corporation
("Silgan"),    SILGAN   CONTAINERS    CORPORATION,    a   Delaware   corporation
("Containers"),    SILGAN   PLASTICS   CORPORATION,   a   Delaware   corporation
("Plastics"), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation ("Manufacturing"), SILGAN CAN COMPANY, a Delaware corporation ("CanCo"), SILGAN PLASTICS CANADA INC., an Ontario corporation ("Silgan Plastics Canada"), 827599 ONTARIO INC., an Ontario corporation ("Canadian Holdco" and, together with Silgan, Containers, Plastics, Manufacturing, CanCo and Silgan Plastics Canada, the "Borrowers," and each individually, a "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent"), and acknowledged and agreed to by each of the other Credit Parties. Unless otherwise defined herein (including those capitalized terms defined in Section 30 of this Amendment), all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.


                              W I T N E S S E T H :
                              - - - - - - - - - -


     WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents have entered into a Credit Agreement, dated as of June 30, 2005 (as amended, modified and supplemented through, but not including, the date hereof, the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions set forth herein, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;


     NOW, THEREFORE, it is agreed;

A.   Amendments to the Credit Agreement
     ----------------------------------

     1. The last sentence of Section 1.01(c) of the Credit Agreement is hereby restated in its entirety as follows:

  "In addition to the foregoing, in the case of Canadian Term Loans, such Incremental Term Loans (x) shall be denominated solely in Canadian Dollars, and (y) shall, at the option of the Canadian Incremental Term Loan Borrower, be incurred and maintained as, and/or converted into, Canadian Prime Rate Loans or B/A Discount Rate Loans, provided that all Canadian Term Loans made as part of the same Borrowing under the respective Tranche shall, unless otherwise specifically provided herein, be of the same Type."

     2. Section 1.03(a) of the Credit Agreement is hereby amended by (i) deleting the text "Canadian Incremental Term Loans" each place such text appears in clauses (w) and (x) of the first sentence thereof and inserting the text "Canadian Term Loans" in lieu thereof in each such place and (ii) deleting clause (vi)(y) of the the second sentence thereof and inserting the following new clause (vi)(y) in lieu thereof:

  "(y) in the case of Canadian Term Loans under a given Tranche, whether such Canadian Term Loans being made pursuant to such Borrowing are to be initially maintained as Canadian Prime Rate Loans or, to the extent permitted hereunder, B/A Discount Rate Loans,".

     3. Section 1.04 of the Credit Agreement is hereby amended by deleting the text "any Canadian Incremental Term Loan" appearing in the proviso to the third sentence of said Section and inserting the text "any Canadian Term Loan" in lieu thereof.

     4. Section 1.06 of the Credit Agreement is hereby amended by (i) deleting the text "Canadian Incremental Term Loans" each place such text appears therein and inserting the text "Canadian Term Loans" in lieu thereof in each such place,
(ii) deleting the text "Canadian Incremental Term Loan" each place such text appears therein and inserting the text "Canadian Term Loan" in lieu thereof in each such place and (iii) deleting the text "Canadian Incremental Loans" appearing in the third sentence thereof and inserting the text "Canadian Term Loans" in lieu thereof.

     5. Section 1.08(b) of the Credit Agreement is hereby amended by (i) deleting the text "Canadian Incremental Term Loans" appearing therein and inserting the text "Canadian Term Loans" in lieu thereof and (ii) deleting the text "Canadian Incremental Term Loan" appearing therein and inserting the text "Canadian Term Loan" in lieu thereof.

     6. Section 1.08(c) of the Credit Agreement is hereby amended by deleting the text "Canadian Incremental Term Loans" each place such text appears therein and inserting the text "Canadian Term Loans" in lieu thereof in each such place.

     7. Section 1.09 of the Credit Agreement is hereby amended by (i) deleting the text "Canadian Incremental Term Loans" each place such text appears therein and inserting the text "Canadian Term Loans" in lieu thereof in each such place and (ii) inserting the word "applicable" immediately before the text "Canadian Incremental Term Loan Lender" appearing therein.

     8. Section 1.14(a) of the Credit Agreement is hereby amended by (i) deleting the proviso appearing at the end of clause (iv) of the proviso to said Section and inserting the following new proviso in lieu thereof:

  "provided  that, in the case of each Tranche of Canadian  Term Loans,  such
  minimum   aggregate  amount  may  equal  the  Dollar   Equivalent  of  Cdn.
  $45,000,000,"

and (ii) deleting the proviso appearing at the end of clause (v) of the proviso to said Section and inserting the following new proviso in lieu thereof:

  "provided, however, (x) such aggregate amount may be increased by the sum of (I) the Dollar Equivalent of Cdn. $45,000,000 (as determined at the time that the Canadian Incremental Term Loan Commitments are obtained) to the extent that the Canadian Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to December 31, 2005 plus
  (II) up to the Dollar Equivalent of EUR 200,000,000 (as determined at the time that the Incremental Term Loan Commitments in respect of the Foreign White Cap Incremental Term Loans are obtained) to the extent that the Foreign White Cap Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to July 31, 2006 plus (III) the Dollar Equivalent of Cdn. $45,000,000 (as determined at the time that the Canadian B Incremental Term Loan Commitments are obtained) to the extent that the Canadian B Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to December 31, 2006,"

and (iii) deleting the text "except for the Canadian Incremental Term Loans incurred pursuant to the Canadian Incremental Term Loan Commitment Agreement and the Foreign White Cap Incremental Term Loans incurred pursuant to the Foreign White Cap Incremental Term Loan Commitment Agreement," appearing at the beginning of clause (vii) of the proviso to said Section and inserting the following text in lieu thereof:

  "except for the Canadian Incremental Term Loans incurred pursuant to the Canadian Incremental Term Loan Commitment Agreement, the Foreign White Cap Incremental Term Loans incurred pursuant to the Foreign White Cap Incremental Term Loan Commitment Agreement and the Canadian B Incremental Term Loans incurred pursuant to the Canadian B Incremental Term Loan Commitment Agreement,".

     9. Section 1.15(a) of the Credit Agreement is hereby amended by deleting the proviso appearing at the end of clause (iv) of the proviso to said Section and inserting the following new proviso in lieu thereof:

  "provided,  however,  such aggregate  amount may be increased by the sum of
  (I) the Dollar Equivalent of Cdn. $45,000,000 (as determined at the time that the Canadian Incremental Term Loan Commitments are obtained) to the extent that the Canadian Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to December 31, 2005 plus
  (II) up to the Dollar Equivalent of EUR 200,000,000 (as determined at the time that the Incremental Term Loan Commitments in respect of the Foreign White Cap Incremental Term Loans are obtained) to the extent that the Foreign White Cap Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to July 31, 2006 plus (III) the Dollar Equivalent of Cdn. $45,000,000 (as determined at the time that the Canadian B Incremental Term Loan Commitments are obtained) to the extent that the Canadian B Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to December 31, 2006,".

     10. Section 4.01(a) of the Credit Agreement is hereby amended by (i) deleting the text "(other than Canadian Incremental Term Loans)" appearing in clause (iii) of said Section and inserting the text "(other than Canadian Term Loans)" in lieu thereof and (ii) deleting the text "and (y) any voluntary prepayments of Canadian Incremental Term Loans pursuant to this Section 4.01(a) which are made in 2005, 2006 or 2007 shall be applied to the respective Incremental Term Loans Scheduled Repayment which is due on December 31, 2008)" appearing in clause (v) of said Section and inserting the following text in lieu thereof:

  ", (y) any voluntary prepayments of Canadian Incremental Term Loans pursuant to this Section 4.01(a) which are made in 2005, 2006 or 2007 shall be applied to the respective Incremental Term Loans Scheduled Repayment of such Tranche which is due on December 31, 2008) and (z) any voluntary prepayments of Canadian B Incremental Term Loans pursuant to this Section 4.01(a) which are made in 2006, 2007 or 2008 shall be applied to the respective Incremental Term Loans Scheduled Repayment of such Tranche which is due on December 31, 2009)".

     11. Section 4.02(f) of the Credit Agreement is hereby amended by deleting the text "Canadian Incremental Term Loans" each place such text appears therein and inserting the text "Canadian Term Loans" in lieu thereof in each such place.

     12. Section 4.02(g) of the Credit Agreement is hereby amended by deleting the text "Canadian Incremental Term Loans" each place such text appears therein and inserting the text "Canadian Term Loans" in lieu thereof in each such place.

     13. Section 4.02(k) of the Credit Agreement is hereby restated in its entirety as follows:

  "(k)(I) Except as otherwise provided in sub-clause (II) below, any amount required to be applied pursuant to this Section 4.02(k) shall be applied
  (i) first, as a mandatory repayment of the then outstanding principal amount of Term Loans, (ii) second, to the extent in excess of the amount required to be applied pursuant to the preceding clause (i), as a mandatory reduction to the Total Incremental Term Loan Commitment for each Tranche of Incremental Term Loans and (iii) third, to the extent in excess of the amount required to be applied pursuant to the preceding clauses (i) and
  (ii), as a mandatory reduction to the Total Revolving Loan Commitment. The amount to be applied to repay principal of outstanding Term Loans shall be allocated among each of the Tranches of Term Loans on a pro rata basis, with each Tranche of Term Loans to be allocated its Term Loan Percentage of the amount of such prepayment and with the amount allocated to each such Tranche of Term Loans to be applied (1) first, to reduce the Term Loan Scheduled Repayment of each such Tranche of Term Loans which is due on December 31 of the year in which such repayment is made (it being understood that (x) any mandatory repayments of A Term Loans which are required to be applied pursuant to this Section 4.02(k) in 2005 or 2006 shall be applied to the A Term Loan Scheduled Repayment which is due on December 31, 2007, (y) any mandatory prepayments of Canadian Incremental Term Loans pursuant to this

  Section 4.01(a) which are made in 2005, 2006 or 2007 shall be applied to the respective Incremental Term Loans Scheduled Repayment of such Tranche which is due on December 31, 2008 and (z) any mandatory prepayments of Canadian B Incremental Term Loans pursuant to this Section 4.01(a) which are made in 2006, 2007 or 2008 shall be applied to the respective Incremental Term Loans Scheduled Repayment of such Tranche which is due on December 31, 2009) and (2) second, to the extent in excess thereof, to reduce the then remaining Term Loan Scheduled Repayments of each such of Tranche of Term Loans on a pro rata basis (based upon the then remaining principal amounts of such Term Loan Scheduled Repayments of such Tranche of Term Loans after giving effect to all prior reductions thereto). Notwithstanding anything to the contrary contained above in this Section 4.02(k), (A) in no case will the aggregate amount of mandatory repayments of Canadian Incremental Term Loans or Canadian B Incremental Term Loans made (or required to be made) pursuant to Sections 4.02(d), (e), (h), (i) and (j) during the applicable Canadian Five-Year Period exceed 25% of the initial aggregate principal amount of the Canadian Term Loans of the respective Tranche and (B) to the extent that the aggregate amount of mandatory repayments of Canadian Incremental Term Loans or Canadian B Incremental Term Loans made (or that otherwise would be required to be made) pursuant to Sections 4.02(d), (e), (h), (i) and (j) during the applicable Canadian Five-Year Period exceeds 25% of the initial aggregate principal amount of the Canadian Term Loans of the respective Tranche, an amount equal to the Dollar Equivalent of such excess shall be applied as a mandatory repayment of the other Tranches of Term Loans in accordance with the provisions set forth above in this Section 4.02(k) (but, for this purpose, determined as if no Canadian Term Loans of such Tranche were outstanding at the time of such repayment).

  (II) Each amount required to be used to make an offer to repay Canadian Term Loans pursuant to Sections 4.02(f) and (g) in accordance with this
  Section 4.02(k) (with any such offer to prepay being herein called an "Offer to Prepay Canadian Term Loans") shall be subject to the following requirements: (A) the Canadian Incremental Term Loan Borrower shall deliver a notice (each, an "Offer to Prepay Notice") to the Administrative Agent (for distribution to the applicable Canadian Incremental Term Loan Lenders) irrevocably and unconditionally offering to prepay Canadian Term Loans made by such Canadian Incremental Term Loan Lenders in an aggregate amount equal to the Term Loan Percentage allocated to the respective Tranche of Canadian Term Loans of the Net Sale Proceeds of the respective Asset Sale or the Net Insurance Proceeds of the respective Recovery Event, as the case may be, giving rise to such Offer to Prepay Canadian Term Loans pursuant to Section 4.02(f) or (g), as the case may be, which notice shall set forth (i) the date of the proposed consummation of such Offer to Prepay Canadian Term Loans (which shall be no later than the fifth Business Day following delivery of the respective Offer to Prepay Notice), (ii) the last Business Day on which such Offer to Prepay Canadian Term Loans may be accepted or declined (which shall in no event be later than the date occurring three Business Days after the date of delivery of such Offer to Prepay Notice) and (iii) the aggregate principal amount of the Canadian Term Loans of such Tranche subject to such

  Offer to Prepay Canadian Term Loans; and (B) on or prior to the last Business Day on which such Offer to Prepay Canadian Term Loans may be accepted or declined, the Canadian Incremental Term Loan Borrower shall repay Canadian Term Loans of the respective Tranche subject to the respective Offer to Prepay Canadian Term Loans, with such prepayment of Canadian Term Loans to be applied in accordance with the requirements of sub-clause (I) above; provided, however, to the extent that any Canadian Incremental Term Loan Lender declines such Offer to Prepay Canadian Term Loans, the aggregate amount of such Net Sale Proceeds or Net Insurance Proceeds that otherwise would have been applied to the respective Tranche of Canadian Term Loans of such Canadian Incremental Term Loan Lender shall instead be applied as a mandatory repayment of the other Tranches of Term Loans in accordance with the provisions set forth in sub-clause (I) above (but, for this purpose, determined as if no Canadian Term Loans of such Tranche were outstanding at the time of such repayment). Each Canadian Incremental Term Loan Lender, the Administrative Agent and the Canadian Incremental Term Loan Borrower hereby agree that nothing in this Agreement shall be understood to mean or suggest that the Canadian Term Loans subject to an Offer to Prepay Canadian Term Loans constitute "securities" for purposes of either the Securities Act or the Securities Exchange Act."


     14. Section 4.02(m) of the Credit Agreement is hereby amended by deleting the text "Canadian Incremental Term Loans" appearing therein and inserting the text "Canadian Term Loans" in lieu thereof.

     15. Section 5.04(b) of the Credit Agreement is hereby amended by inserting the text "and the Third Amendment, dated as of December 19, 2006, in each case" immediately after the text "December 19, 2005," appearing therein in sub-clause
(i) of the second sentence thereof.

     16. Section 6.10(a) of the Credit Agreement is hereby amended by inserting the following proviso at the end of the second sentence thereof:

  "; provided, however, all proceeds of the Canadian B Incremental Term Loans shall be used solely to finance, in part, the Cousins Acquisition and to pay the fees and expenses incurred in connection therewith and in connection with the Canadian B Incremental Term Loan Commitments".

     17. Section 8.04(xviii) of the Credit Agreement is hereby amended by deleting the proviso appearing therein and inserting the following new proviso in lieu thereof:

  "provided that (x) the aggregate principal amount of all such Indebtedness incurred pursuant to this clause (xviii) shall not exceed $125,000,000 at any time outstanding and (y) all such Indebtedness may be guaranteed on an unsecured basis by Silgan".

     18. Section 8.06(ix) of the Credit Agreement is hereby amended by inserting the text "and license agreements" immediately after the text "franchise agreements" appearing therein.

     19. The definition of "Alternate Currency Incremental Term Loan" appearing in Section 10.01 of the Credit Agreement is hereby amended by deleting the text "Canadian Incremental Term Loan" appearing in said definition and inserting the text "Canadian Term Loan" in lieu thereof.

     20. The definition of "B/A Discount Rate Loan" appearing in Section 10.01 of the Credit Agreement is hereby restated in its entirety as follows:

  "B/A Discount Rate Loan" shall mean any Canadian Term Loan bearing interest at a rate determined by reference to the B/A Discount Rate.

     21. The definition of "Business Day" appearing in Section 10.01 of the Credit Agreement is hereby amended by deleting the text "Canadian Incremental Term Loans" appearing in clause (iii) of said definition and inserting the text "Canadian Term Loans" in lieu thereof.

     22. The  definition  of "Canadian  Five-Year  Period"  appearing in Section
10.01 of the Credit Agreement is hereby restated in its entirety as follows:

  "Canadian Five-Year Period" shall mean (i) in the case of the Canadian Incremental Term Loans, the period beginning on the Canadian Incremental Term Loan Borrowing Date and ending on the five-year anniversary thereof and (ii) in the case of the Canadian B Incremental Term Loans, the period beginning on the Canadian B Incremental Term Loan Borrowing Date and ending on the five-year anniversary thereof.

     23. The definition of "Canadian  Incremental Term Loan Lender" appearing in
Section 10.01 of the Credit Agreement is hereby restated in its entirety as follows:

  "Canadian Incremental Term Loan Lender" shall mean each Lender holding any Canadian Term Loan and/or any Canadian Term Loan Commitment.

     24. The  definition  of  "Canadian  Prime Rate Loans"  appearing in Section
10.01 of the Credit Agreement is hereby amended by deleting the text "Canadian Incremental Term Loan" appearing in said definition and inserting the text "Canadian Term Loan" in lieu thereof.

     25. The definition of "Euro Rate" appearing in Section 10.01 of the Credit Agreement is hereby amended by deleting the text "Canadian Incremental Term Loan" appearing in said definition and inserting the text "Canadian Term Loan" in lieu thereof.

     26. The definition of "Euro Rate Loan" appearing in Section 10.01 of the Credit Agreement is hereby amended by deleting the text "Canadian Incremental Term Loan" appearing in said definition and inserting the text "Canadian Term Loan" in lieu thereof.

     27. The definition of "Offer to Prepay Canadian Incremental Term Loans" appearing in Section 10.01 of the Credit Agreement is hereby deleted in its entirety.

     28. The definition of "Tranche" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "Revolving Loans," immediately after the text "B Term Loans," appearing therein.

     29. The definition of "Type" appearing in Section 10.01 of the Credit Agreement is hereby amended by deleting the text "Canadian Incremental Term Loan" each place such text appears therein and inserting the text "Canadian Term Loan" in lieu thereof in each such place.

     30. Section 10.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

  "Canadian B Incremental Term Loan Borrowing Date" shall mean the date upon which the Canadian Incremental Term Loan Borrower incurs the Canadian B Incremental Term Loans.

  "Canadian B Incremental Term Loan Commitment Agreement" shall mean the Incremental Term Loan Commitment Agreement to be entered into on or prior to December 31, 2006 among Silgan, the Canadian Incremental Term Loan Borrower, the financial institutions party thereto as "Incremental Term Loan Lenders" and the Administrative Agent, and acknowledged and to be agreed to by the other Credit Parties.

  "Canadian B Incremental Term Loan Commitments" shall mean the Incremental Term Loan Commitments of the applicable Canadian Incremental Term Loan
  Lenders provided to, and obtained by, the Canadian Incremental Term Loan Borrower pursuant to the Canadian B Incremental Term Loan Commitment Agreement.

  "Canadian B Incremental Term Loans" shall mean the Tranche of Incremental Term Loans made pursuant to the Canadian B Incremental Term Loan Commitment Agreement.

  "Canadian Term Loan Commitments" shall mean the Canadian Incremental Term Loan Commitments and the Canadian B Incremental Term Loan Commitments.

  "Canadian Term Loan" shall mean each Canadian Incremental Term Loan and each Canadian B Incremental Term Loan.

  "Cousins Acquisition" shall mean the acquisition by Silgan Plastics Canada of various assets of Cousins-Currie Ltd.

  "Offer to Prepay  Canadian  Term Loans" shall have the meaning  provided in
  Section 4.02(k)(II).

     31. Section 12.04(b) of the Credit Agreement is hereby amended by deleting clause (vi) of said Section in its entirety and inserting the following new clause (vi) in lieu thereof:

  "(vi) for the avoidance of doubt, no assignment of Canadian Term Loans or Canadian Term Loan Commitments shall constitute or be deemed to constitute a new obligation of the Canadian Incremental Term Loan Borrower as a result of such assignment".

     32. Section 12.07(d) of the Credit Agreement is hereby amended by deleting the text "Canadian Incremental Term Loans" appearing therein and inserting the text "Canadian Term Loans" in lieu thereof.


B.   Miscellaneous Provisions
     ------------------------

     1. Silgan represents and warrants that, except for the Canadian Incremental Term Loans and the Foreign White Cap Incremental Term Loans, neither it nor any of its Subsidiaries has incurred any Incremental Term Loans pursuant to Section
1.14 of the Credit Agreement or any Incremental Revolving Loan Commitments pursuant to Section 1.15 of the Credit Agreement, in either case prior to the Third Amendment Effective Date (as defined below).

     2. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Third Amendment Effective Date, both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

     3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Silgan and the Administrative Agent.

     5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     6. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when:

  (a) each Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) same to the Administrative Agent at the applicable Notice Office; and

       (b) the closing of the Cousins Acquisition shall have been (or concurrently with the incurrence of the Canadian B Incremental Term Loans shall be) consummated.

     7. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Third Amendment Effective Date.

                                      * * *

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                               SILGAN HOLDINGS INC.


                               By: /s/ Frank W. Hogan, III
                                   --------------------------------------------
                                   Title: Senior Vice President, General Counsel
                                          and Secretary

                               SILGAN CONTAINERS CORPORATION
                               SILGAN PLASTICS CORPORATION
                               SILGAN CONTAINERS MANUFACTURING
                                  CORPORATION
                               SILGAN CAN COMPANY
                               827599 ONTARIO INC.
                               SILGAN PLASTICS CANADA INC.


                               By: /s/ Frank W. Hogan, III
                                   --------------------------------------------
                                   Title: Vice President and Secretary

                               DEUTSCHE BANK AG NEW YORK BRANCH,
                               Individually and as Administrative Agent


                               By: /s/ Evelyn Thierry
                                   ---------------------------------------
                                   Title: Vice President


                               By: /s/ Susan LeFevre
                                   ---------------------------------------
                                   Title: Director

                    SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 19, 2006, AMONG SILGAN HOLDINGS INC., SILGAN CONTAINERS CORPORATION, SILGAN PLASTICS CORPORATION, SILGAN CONTAINERS MANUFACTURING CORPORATION, SILGAN CAN COMPANY, SILGAN PLASTICS CANADA INC., 827599 ONTARIO INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT, AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, AND ACKNOWLEDGED AND AGREED TO BY EACH OF THE OTHER CREDIT PARTIES

                    COOPERATIEVE   CENTRALE    RAIFFEISEN-BOERENLEENBANK    B.A.
                    "RABOBANK NEDERLAND", NEW YORK BRANCH

                    By: /s/ Betty Mills
                        ----------------------------------------
                        Title: Executive Director

                    By: /s/ Brett Delfino
                        ----------------------------------------
                        Title: Executive Director

                    RZB FINANCE LLC

                    By: /s/ John A. Valiska
                        ----------------------------------------
                        Title: First Vice President

                    By: /s/ Astrid Wilke
                        ----------------------------------------
                        Title: Vice President

                    COBANK, ACB

                    By: /s/ S. Richard Dill
                        ----------------------------------------
                        Title: Vice President

                    THE BANK OF NEW YORK

                    By: /s/ Kenneth P. Sneider, Jr.
                        ----------------------------------------
                        Title: Vice President

                    NORTH FORK BUSINESS CAPITAL
                    CORPORATION

                    By: /s/ Ron Walker
                        ----------------------------------------
                        Title: Vice President

                               BNP PARIBAS (CANADA)

                               By: /s/ Andrew Sclater
                                   ----------------------------------------
                                   Title: Vice President

                               By: /s/ Don R. Lee
                                   ----------------------------------------
                                   Title: Managing Director


                               ING CAPITAL LLC

                               By: /s/ Gil Kirkpatrick
                                   ----------------------------------------
                                   Title: Director

                               SOVEREIGN BANK

                               By: /s/ Dexter Freeman
                                   ----------------------------------------
                                   Title: Senior Vice President

                               U.S. BANK N.A.

                               By: /s/ M. Scott Donaldson
                                   ----------------------------------------
                                   Title: Vice President


                               DEUTSCHE BANK AG, CANADA BRANCH

                               By: /s/ Robert A. Johnston
                                   ----------------------------------------
                                   Title: Vice President

                               By: /s/ Marcellus Leung
                                   ----------------------------------------
                                   Title: Assistant Vice President

                               MORGAN STANLEY BANK

                               By: /s/ Jaap Tonckens
                                   ----------------------------------------
                                   Title: Authorized Signatory


                               CITIBANK, N.A.

                               By: /s/ James M. Buchanan
                                   ----------------------------------------
                                   Title: Vice President

                               AIB DEBT MANAGEMENT LIMITED

                               By: /s/ Joseph Augustini
                                   ----------------------------------------
                                   Title: Senior Vice President

                               By: /s/ Roisin O'Connell
                                   ----------------------------------------
                                   Title: Vice President
                                       Investment Advisor to AIB Debt
                                       Management, Limited



                               ALLIED IRISH BANKS, P.L.C.

                               By: /s/ Joseph Augustini
                                   ----------------------------------------
                                   Title: Senior Vice President

                               By: /s/ Roisin O'Connell
                                   ----------------------------------------
                                   Title: Vice President


                               NATIONAL CITY BANK

                               By: /s/ Michael Pearl
                                   ----------------------------------------
                                   Title: Assistant Vice President


                               LASALLE COMMERCIAL LENDING, A DIVISION
                               OF ABN AMRO BANK N.V.

                               By: /s/ Nazmin Adatia
                                   ----------------------------------------
                                   Title: Vice President

                               By: /s/ Darcy Mack
                                   ----------------------------------------
                                   Title: First Vice President

                             DZ BANK AG DEUTSCHE ZENTRAL-
                             GENOSSENSCHAFTSBANK, FRANKFURT AM
                             MAIN

                             By: /s/ James A. Kyprios
                                 ------------------------------------------
                                 Title: Vice President

                             By: /s/ Paul Fiztpatrick
                                 ------------------------------------------
                                 Title: Vice President

                             PEOPLE'S BANK

                             By: /s/ Francis J. McGinn
                                 ------------------------------------------
                                 Title: Vice President


                             1st FARM CREDIT SERVICES

                             By: /s/ Dale A. Richardson
                                 ------------------------------------------
                                 Title: Vice President, Illinois Capital Markets

                             FORTIS CAPITAL CORP.

                             By: /s/ Douglas V. Riahi
                                 ------------------------------------------
                                 Title: Managing Director

                             By: /s/ Kerri Fox
                                 ------------------------------------------
                                 Title: Managing Director

                             COMMERZBANK AG, NEW YORK AND GRAND
                             CAYMAN BRANCHES

                             By: /s/ Robert S. Taylor
                                 ------------------------------------------
                                 Title: Senior Vice President

                             By: /s/ Eric J. Rogowski
                                 ------------------------------------------
                                 Title: Assistant Treasurer

                             BANK OF TOKYO-MITSUBISHI UFJ TRUST
                             COMPANY (f/k/a BANK OF TOKYO-MITSUBISHI
                             TRUST COMPANY)

                             By: /s/ Karen A. Brinkman
                                 ------------------------------------------
                                 Title: Vice President

                             BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (f/k/a UFJ BANK LIMITED)

                             By: /s/ Karen A. Brinkman
                                 ------------------------------------------
                                 Title: Vice President


                             MIZUHO CORPORATE BANK, LTD.

                             By: /s/ Robert Gallagher
                                 ------------------------------------------
                                 Title: Team Leader & Senior Vice President

                             ERSTE BANK DER OESTERREICHISCHEN
                             SPARKASSEN AG

                             By: /s/ Brandon A. Meyerson
                                 ------------------------------------------
                                 Title: Vice President

                             By: /s/ Bryan J. Lynch
                                 ------------------------------------------
                                 Title: First Vice President

                             WACHOVIA BANK, NATIONAL ASSOCIATION

                             By: /s/ Robert G. McGill Jr.
                                 ------------------------------------------
                                 Title: Director

                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/ Tawny J. Palovchik
                                 ------------------------------------------
                                 Title: Investment Banking Officer

                             UNITED OVERSEAS BANK LIMITED, NY
                             AGENCY

                             By: /s/ George Lim
                                 ------------------------------------------
                                 Title: FVP & General Manager

                             By: /s/ Mario Sheng
                                 ------------------------------------------
                                 Title: AVP

                             CREDIT INDUSTRIEL ET COMMERCIAL

                             By: /s/ Anthony Rock
                                 ------------------------------------------
                                 Title: Vice President

                             By: /s/ Brian O'Leary
                                 ------------------------------------------
                                 Title: Vice President

                             BNP PARIBAS

                             By: /s/ Berangere Allen
                                 ------------------------------------------
                                 Title: Vice President

                             By: /s/ Nuala Marley
                                 ------------------------------------------
                                 Title: Managing Director

                             BANK OF AMERICA, N.A.

                             By: /s/ Colleen Briscoe
                                -------------------------------------------
                                 Title: Vice President

                             LASALLE BANK NATIONAL ASSOCIATION

                             By: /s/ Lincoln Schoff
                                 ------------------------------------------
                                 Title: Senior Vice President

                             BANK LEUMI USA

                             By: /s/ Juong Hee Hong
                                 ------------------------------------------
                                 Title: First Vice President

                             GE CANADA FINANCE HOLDING COMPANY

                             By: /s/ Dan Billard
                                 ------------------------------------------
                                 Title: Duly Authorized Signatory


                             GENERAL ELECTRIC CAPITAL CORPORATION

                             By: /s/ Amanda J. van Heyst
                                 ------------------------------------------
                                 Title: Duly Authorized Signatory

                             FCS FINANCIAL, FCLA, formerly known as FARM
                             CREDIT SERVICES OF MISSOURI, FCLA

                             By: /s/ Lee Fuchs
                                 ------------------------------------------
                                 Title: Vice President



                             CITIZENS BANK OF MASSACHUSETTS

                             By: /s/ Dacry L. Salinger
                                 ------------------------------------------
                                 Title: Vice President

ACKNOWLEDGED AND AGREED
AS OF THE DATE WRITTEN ABOVE:

SILGAN LLC
   By:   Silgan Containers Corporation,
         as Manager
SILGAN CORPORATION
RXI PLASTICS, INC.
SILGAN CLOSURES CORPORATION
SILGAN WHITE CAP AMERICAS LLC
SILGAN CLOSURES HOLDING COMPANY
SILGAN CLOSURES INTERNATIONAL HOLDING COMPANY
SILGAN EQUIPMENT COMPANY
SILGAN TUBES CORPORATION
SILGAN TUBES HOLDING COMPANY
828745 ONTARIO INC.
827599 ONTARIO INC.
SILGAN PLASTICS CANADA INC.


By: /s/ Frank W. Hogan, III
   --------------------------------------------------
   Title: Vice President and Secretary